UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

ARROW INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

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The following press release was distributed on August 24, 2007:
ARROW INTERNATIONAL FILES AND MAILS DEFINITIVE PROXY MATERIALS
— Annual Meeting of Shareholders to Vote on Proposed Merger with Teleflex Scheduled for September 20, 2007 —
— McNeil Trust to Vote in Support of Merger —
     READING, PA August 24, 2007 — Arrow International, Inc. (NASDAQ: ARRO) today announced that it has filed with the Securities and Exchange Commission and mailed to Arrow shareholders definitive proxy materials in connection with the Company’s 2007 Annual Meeting of Shareholders. At the Annual Meeting, Arrow shareholders will consider and vote on, among other things, the adoption of the Company’s merger agreement with Teleflex Incorporated, the election of directors to serve until the earlier of closing of the merger with Teleflex or until their respective successors are duly elected and qualified, and ratification of the appointment of PricewaterhouseCoopers LLP as the registered independent accounting firm.
     Arrow’s 2007 Annual Meeting of Shareholders has been scheduled for Thursday, September 20, 2007, at 2:00pm, Eastern Time at the Philadelphia Marriott Downtown, 1201 Market Street, Philadelphia, PA. Arrow shareholders of record as of the close of business on August 7, 2007 will be entitled to vote at the Annual Meeting.
     As previously announced on July 23, 2007, Teleflex Incorporated and Arrow entered into a definitive merger agreement, which was unanimously approved by both companies’ boards of directors, and provides a payment to Arrow shareholders of $45.50 per share in cash without interest for each outstanding share of their Arrow common stock, representing a premium to shareholders of approximately 38.6% over the closing price of Arrow common stock on May 8, 2007, the last full trading day before the announcement of the Company’s decision to explore strategic alternatives.
     The Arrow Board of Directors unanimously recommends that shareholders vote “FOR” the adoption of the merger agreement, “FOR” the election of each Arrow nominee for director, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP.
     The McNeil Trust, owners of approximately 10% of Arrow common stock, has stated in a preliminary proxy filed with the Securities and Exchange Commission that it intends to vote “FOR” the proposal to adopt the Teleflex merger agreement.
     The current Arrow Board of Directors initiated the process that led to the merger agreement with Teleflex, and while Arrow expects the merger to be consummated promptly following satisfaction or waiver of the conditions to the merger, it believes the current Board of Directors should be re-elected to manage any events which may arise following the 2007 Annual Meeting and prior to the consummation of the merger, which is expected to occur very shortly following the Annual Meeting.
     Arrow is seeking, and the merger agreement requires, the adoption of the merger agreement by the affirmative vote of a majority of the votes cast by all Arrow shareholders entitled to vote at the Annual Meeting. The director nominees will be elected by a plurality of the votes cast at the Annual Meeting.

     Shareholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the Board of Directors’ recommendation that shareholders vote “FOR” the adoption of the merger agreement.
     The vote of Arrow shareholders is very important regardless of the number of shares of common stock they own. Whether or not shareholders are able to attend the Annual Meeting in person, they should complete, sign and date the WHITE proxy card and return it in the pre-paid, addressed envelope promptly. Voting by proxy now will not affect a shareholder’s right to vote their Arrow shares in person if they choose to attend the Annual Meeting.
     Shareholders who have questions about the merger or would like assistance in submitting their proxy or voting their shares of Arrow common stock should contact Morrow & Co., which is assisting Arrow, toll-free at 1-800-662-5200.
About Arrow
     Arrow develops, manufactures and markets a broad range of clinically advanced, disposable catheters and related products for critical and cardiac care. The company’s products are used primarily by anesthesiologists, critical care specialists, surgeons, emergency and trauma physicians, cardiologists, interventional radiologists and other healthcare providers. Arrow’s news releases and other company information can be found on the World Wide Web at http://www.arrowintl.com. Arrow’s common stock trades on the NASDAQ Global Select Market™ under the symbol ARRO.
Cautionary Note Regarding Forward-Looking Statements
     This press release contains forward-looking statements, including the anticipated timing for closing of the transaction. A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from Teleflex or Arrow’s expectations can be found in each company’s Annual Report on Form 10-K, as amended and in each company’s other filing with the SEC. The expectations and assumptions reflected in such forward looking statements may prove incorrect. Neither Teleflex nor Arrow undertakes to publicly update or revise its forward-looking statements as a result of new information, future events, or otherwise.
Additional Information
     In connection with the proposed acquisition of Arrow by Teleflex Incorporated and Arrow’s 2007 Annual Meeting of Shareholders, Arrow filed a definitive proxy statement with the SEC, on August 24, 2007 and will be filing other documents with the SEC. Prior to the annual meeting, Arrow will furnish the definitive proxy statement to its shareholders, together with a WHITE proxy card. Arrow shareholders are strongly advised to carefully read Arrow’s definitive proxy statement. Shareholders will be able to obtain the definitive proxy statement on file with the SEC and any other documents filed by Arrow with the SEC for free at the internet website maintained by the SEC at www.sec.gov. Shareholders will be able to obtain free copies of the definitive proxy statement and any amendments and supplements to the definitive proxy statement at Arrow’s website at www.arrowintl.com or by writing to Arrow International, Inc., 2400 Bernville Road, Reading, Pennsylvania 19605. In addition, copies of Arrow’s proxy materials may be requested by contacting our proxy solicitor, Morrow & Co. at (800) 662-5200 toll-free or by writing to Morrow & Co., 470 West Avenue, Stamford, CT 06902. Arrow and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Additional information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Arrow’s shareholders is available in Arrow’s definitive proxy statement filed with the SEC on August 24, 2007.